SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20579


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                                    FORM 8-K
                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported)-- May 22, 1997


                          SPEEDFAM INTERNATIONAL, INC.
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             (Exact name of registrant as specified in its charter)



          Illinois                      0-26784                   36-2421613
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(State or other jurisdiction   (Commission File Number)        (IRS Employer
      of incorporation)                                      Identification No.)



 7406 West Detroit, Chandler, Arizona                              85226
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code:  (602) 961-2175


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ITEM 5. OTHER EVENTS

         Pursuant to Instruction F to Form 8-K, the information contained in the press release filed as Exhibit 99.1 hereto is hereby incorporated by reference in answer to Item 5 of this Form 8-K.



ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        99.1  Press Release, dated May 23, 1997.









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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   SPEEDFAM INTERNATIONAL, INC.


Date:  May 23, 1997                By: /s/ ROGER K. MARACH
                                      ------------------------------------------
                                   Name:   Roger K. Marach
                                   Title:  Treasurer and Chief Financial Officer











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                                  EXHIBIT INDEX



EXHIBIT                             DESCRIPTION

 99.1                     Press Release, dated May 23, 1997.









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